Before you invest, please review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the prospectus and other information at www.arielinvestments.com/prospectus-and-reports. You may also obtain this information at 800.292.7435 or email@arielinvestments.com. This summary prospectus incorporates by reference the Fund’s full prospectus and statement of additional information, both dated February 1, 2016, each as supplemented from time to time, and the financial statements included in the Fund’s annual report to shareholders, dated September 30, 2015.

INVESTMENT OBJECTIVE

Ariel Focus Fund’s fundamental objective is long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees
(fees paid directly from your investment)
Investor Class	Institutional Class
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Maximum sales charge (load) imposed on reinvested dividends	None	None
Redemption fees	None	None

Annual fund operating expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investor Class	Institutional Class
Management fees	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%	None
Other expenses	0.47%	0.42%
Total annual fund operating expenses1	1.37%	1.07%
Less fee waiver or expense reimbursement	–	0.37%	–	0.32%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.00%	0.75%

1
The Adviser is contractually obligated to waive fees or reimburse expenses (excluding acquired fund fees and expenses, brokerage, interest, taxes, distribution plan expenses, and extraordinary items) in order to limit Ariel Focus Fund’s total annual fund operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2017. No termination of this agreement by either the Fund’s Board of Trustees or the Adviser may be effective until, at the earliest, October 1, 2017.

The following example illustrates the expenses you would pay on a $10,000 investment in Ariel Focus Fund. It assumes the Fund earned an annual return of 5% each year, the Fund’s operating expenses remain the same and that you redeem your shares at the end of each time period. The example reflects contractual fee waivers and expense reimbursements effective through September 30, 2017. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual expenses may be greater or less than the amounts shown.

Expense example
	Investor Class	Institutional Class
1-year	$102	$77
3-year	$359	$275
5-year	$677	$526
10-year	$1,580	$1,246

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Ariel Focus Fund invests primarily in equity securities of companies of any size in order to provide investors access to superior opportunities in companies of all market capitalizations. The essence of the Fund’s strategy is a combination of patience and stock selection. The Fund seeks to hold investments for a relatively long period of time—generally three to five years or more. However, the holding period may vary for any particular stock. The Fund seeks to invest primarily in high quality companies that are trading at low multiples of their actual or projected earnings. The Fund only buys when Ariel believes these companies are selling at excellent values.

Quality companies typically share several attributes that Ariel believes will result in capital appreciation over time: high barriers to entry, sustainable competitive advantages, predictable fundamentals that allow for double digit earnings growth, skilled management teams, and solid financials. A high barrier to entry may exist where, for example, significant capital is required for new companies to enter a particular marketplace, thus giving companies already within the marketplace a perceived competitive advantage. Ariel’s strategy to focus on a limited number of companies and industries is designed to add value in areas in which it has expertise. We believe this approach creates a portfolio of well-researched stocks. As disciplined value investors, we make opportunistic purchases when great companies are temporarily out of favor—generally seeking to invest in companies that are trading at a low valuation relative to potential earnings and/or a low valuation relative to intrinsic worth. The primary reasons we will sell a stock is: (i) if its valuation reaches our private market value, as determined by Ariel, (ii) if a better opportunity for investment presents itself, or (iii) if there are material changes to a company’s fundamentals.

The Fund does not invest in companies whose primary source of revenue is derived from the production or sale of tobacco products or the manufacture of handguns. We believe these industries are more likely to face shrinking growth prospects, draining litigation costs and legal liability that cannot be quantified.

Ariel Focus Fund is a non-diversified fund, which means that the Fund could own as few as 12 securities in its portfolio, but will generally own 20–30 securities.

PRINCIPAL RISKS

Although Ariel makes every effort to achieve the Fund’s objective of long-term capital appreciation, Ariel cannot guarantee it will attain that objective. You could lose money by investing in this Fund. The principal risks of investing in the Fund are:

●	As the Fund holds relatively few stocks, a fluctuation in one stock could significantly affect overall performance.

●
Small and medium capitalization stocks held by the Fund could fall out of favor and returns would subsequently trail returns from the overall stock market. The performance of such stocks could also be more volatile. Small and medium capitalization stocks often have less predictable earnings, more limited product lines and markets, and more limited financial and management resources than large capitalization stocks.

●
Investing in equity securities is risky and subject to the volatility of the markets. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Furthermore, when the stock market declines, most equity securities, even those issued by strong companies, often will decline in value.

●	The intrinsic value of the stocks in which the Fund invests may never be recognized by the broader market.

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

PERFORMANCE

The bar chart below and the table on the following page show two aspects of the Fund: variability and performance. The bar chart shows the variability of the Fund’s Investor Class annual total returns over time by showing changes in the Fund’s Investor Class performance from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of the S&P 500® Index, a broad measure of market performance, and an index that reflects the market sectors in which the Fund invests. The bar chart and table provide some indication of the risks of investing in the Fund. To obtain updated performance information, visit the Fund’s website at arielinvestments.com or call 800.292.7435. The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Total return for the year ended December 31

Best quarter:	2Q ’09	+ 22.87%
Worst quarter:	4Q ’08	– 26.82%

2 SUMMARY PROSPECTUS

Average annual total returns as of December 31, 2015
	1-year	5-year	10-year	Since inception (06/30/05)
Investor Class return before taxes	–15.39%	6.48%	3.66%	4.03%
Investor Class return after taxes on distributions	–17.77%	4.99%	2.85%	3.22%
Investor Class return after taxes on distributions and sale of fund shares	–6.60%	5.17%	2.94%	3.23%
Institutional Class return before taxes1	–15.19%	6.69%	3.77%	4.13%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	1.38%	12.57%	7.31%	7.52%
Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	–3.83%	11.27%	6.16%	6.36%

1
The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Investor Class, for such period of time), without any adjustments.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and are not relevant if Fund shares are held in tax-deferred arrangements, such as Individual Retirement Accounts (“IRAs”). After-tax returns are shown for the Investor Class only.  After-tax returns for the Institutional Class will vary.

INVESTMENT ADVISER

Ariel Investments, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGER

Charles K. Bobrinskoy, Portfolio Manager since inception on June 30, 2005.

PURCHASE AND SALE OF FUND SHARES

Investors may purchase, redeem or exchange Fund shares on any business day by written request, via online, by telephone or through a financial intermediary. Investors may also purchase or redeem Fund shares by wire transfer. You may conduct transactions by mail (Ariel Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, for regular mail, or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-5207, for overnight service), online at arielinvestments.com or by telephone at 800.292.7435. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the intermediary directly. The minimum initial investment for Investor Class shares is $1,000. The minimum initial investment for Institutional Class shares is $1,000,000. The minimum subsequent investment in the Fund for all share classes is $100.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ARIEL FOCUS FUND 3

Ariel Investment Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

800.292.7435 toll-free

arielinvestments.com
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Slow and steady wins the race.	FOCUS SUMPRO (13,000) ©02/16 AI–07